SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT

             PURSUANT TO SECTION 13 OR 15(D) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) July 25, 1996



                        KEYSTONE FINANCIAL, INC.
     (Exact name of registrant as specified in its charter)



  Pennsylvania                   0-11460                      23-2289209
State or other jurisdiction    (Commission File Number)  (IRS Employer ID No.)
 of incorporation)



One Keystone Plaza, P.O.Box 3660,Harrisburg, Pennsylvania 17105-3660
(Address of principal executive offices)                    (ZIP CODE)



Registrant's telephone number including area code:     (717) 233-1555
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Item 5.   Other Events

          The following document is filed as an exhibit to this Form 8-K:

               I.   Press Release of Keystone Financial, Inc.
                    dated July 25, 1996.

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                            Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                             Keystone Financial, Inc.
                              (Registrant)



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Date:    July 26, 1996
                          Mark L. Pulaski
                          Senior Executive Vice President
                          Chief Administrative Officer
                          and Chief Financial Officer

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EXHIBIT INDEX

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Exhibit No.         Description
- -----------         ------------

99.1                Press Release of Keystone Financial, Inc. dated
                    July 25, 1996.


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